EX-10.79
                             CORPORATE RESOLUTION
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 Corporation: Abidon, Inc.          Lender:   Bank One, Illinois, N.A.
              5301 E. State Street            Rockford Business Banking LPO
              Rockford, IL 61108              6000 East State Street
                                              Rockford, IL 61104

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 WE, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

 THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is Abidon, Inc. ("Corporation"). The Corporation is a corporation for profit which is, and at all time shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware. The Corporation is duly authorized to transact business in the State of Illinois and all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to  do  so qualify  would  have a  material  adverse effect  on  its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 5301 E. State Street, Rockford, IL 61108. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

 RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on ________________, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

 OFFICERS.  The following named persons are officers of Abidon, Inc.:

 NAMES              TITLES           AUTHORIZED        ACTUAL SIGNATURES
 ----------------   ---------        ----------        -----------------

 Howard P. Miller   President             Y        X ___________________

 Stanley D. Miller  Secretary             Y        X ___________________



 ACTIONS AUTHORIZED. Any one (1) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, any one
 (1) of such authorized persons are authorized, empowered, and directed to the do the following for and on behalf of the Corporation:

    Borrow Money. To borrow and incur any indebtedness or credit accommodations from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed or incurred, including without limitation, entering into reimbursement agreements related to letters of credit.

    Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

    Guaranty. To guarantee an act as surety for loans or other financial accommodations to any person or entity from Lender on such guarantee or surety terms as may be agreed upon with Lender.

    Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including the amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the
    Corporation, any other person or any other entity owed to Lender at any time, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, encumbered or otherwise secured or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

    Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financial statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are give; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any of the above authorized persons may execute, deliver, or record financing statements.

    Subordination. To subordinate, in all respects, any and all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from any person or entity to the Corporation to all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from such person or entity to Lender ("Subordinated Indebtedness"), together with subordination by the Corporation of any and all security interests of any kind, whether now existing or hereafter acquired, securing payment or performance of the Subordinated Indebtedness; all on such subordination terms as may be agreed upon between the Corporation's Officers and Lender and in such amounts as in their judgment should be subordinated.

    Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation's account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

    Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements confessing judgment against the Corporation, as the officers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

 ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business: None.

 NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

 CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officers named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

 NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

 CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

 IN TESTIMONY WHEREOF, We have hereunto set our hand and attest that the signatures set opposite the names listed above are their genuine signatures.

 We each have read all the provisions of this Resolution, and we each personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct. This Corporate is dated _________________. THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

                               CERTIFIED TO AND ATTESTED BY:



                               By:                      (Seal)
                                    Authorized Signer



 NOTE:   If  the officers  signing  this  Resolution are  designated  by  the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

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
                               PROMISSORY NOTE

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 Borrower: Abidon, Inc.             Lender:   Bank One, Illinois, N.A.
           5301 E. State Street               Rockford Business Banking LPO
           Rockford, IL 61108                 6000 East State Street
                                              Rockford, IL 61104

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 Principal Amount:   $111,827.58              Date of Note: December 11, 2001

 PROMISE TO PAY. Abidon, Inc. ("Borrower") promises to pay to Bank One, Illinois, N.A. ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Hundred Eleven Thousand Eight Hundred Twenty-seven & 58/100 Dollars ($111,827.58), together with interest at the rate of 6.500% per annum on the unpaid principal balance from December 11, 2001, until paid in full.

 PAYMENT.  Borrower will  pay this loan in  22 regular payments of  $5,300.00 each and one irregular last payment estimated at $2,556.80. Borrower's first payment is due January 10, 2002, and all subsequent payments are due on the same day of each month after that. Borrower's final payment will be due on November 10, 2003, and will be for all principal and all accrued interest not yet paid. Payments include principal and interest. Payments and other credits shall be allocated among principal, interest and fees at the discretion of Lender unless otherwise required by applicable law. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown on loan account statements sent to the Borrower, Lender's address shown in any payment coupon book provided to the Borrower, or at such other place as Lender may designate in writing.

 PREPAYMENT. Borrower may pay without fee all or a portion of the principal amount owed hereunder earlier than it is due. All prepayments shall be applied to the Indebtedness in such order and manner as Lender may from time to time determine in its sole discretion. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Bank One Business Banking Loan Servicing Disputed Accounts Department, P.O. Box 901094, Fort Worth, TX 76101-2094.

 LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled payment or $25.00, whichever is greater.

 INTEREST AFTER DEFAULT. Upon the occurrence of any Event of Default, including failure to pay upon final maturity, at Lender's option, and if permitted by applicable law, Lender may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Upon the occurrence of any Event of Default, Lender, at its option, may, if permitted under applicable law, increase the interest rate on this Note 3.000 percentage points. The interest rate will not exceed the maximum rate permitted by applicable law.

 DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

    Payment Default. Borrower fails to make any payment when due under this Note.

    Other Defaults. Borrower fails to comply with or to pay or perform any other term, obligation, covenant or condition contained in this Note or in any of the Related Documents or to comply with or to pay or perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or between Borrower and any affiliate of BANK ONE CORPORATION.

    Transfer of Assets.   Borrower leases,  sells, or  otherwise conveys,  or
    agrees to lease, sell, or otherwise convey, a material part of its assets or business outside of the ordinary course of business.

    Defaults with Respect to Third Parties. Borrower fails to make any payment when due or fails to comply with or to perform any term, obligation, covenant or condition contained in any agreement between any other person and Borrower.

    False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

    Judgement or Decrees. One or more judgments or decrees shall be entered against the Borrower and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal.

    Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against borrower.

    Creditor or Forfeiture Proceedings. Commencement of foreclosure, replevin, repossession, attachment, levy, execution, or forfeiture proceedings, whether by judicial proceeding, self-help, or any other method, by any creditor of Borrower, or by any governmental agency against the Collateral or any other assets of Borrower. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

    Failure to Comply with Laws. Borrower fails to comply with all applicable statutes, laws, ordinances and governmental rules, regulations and orders to which it is subject or which are applicable to its business, property and assets.

    Change in  Ownership.   Any change  in ownership  of twenty-five  percent
    (25%) or more of the common stock of Borrower.

    Adverse  Change.    A  material  adverse  change  occurs  in   Borrower's
    financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

    Events Affecting Guarantor. Any of the preceding Events of Default occurs with respect to any guarantor of the Indebtedness as if the word "guarantor" were substituted for the word "Borrower" in such Event of Default, or any guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty.

    Insecurity.  Lender in good faith believes itself insecure.

 LENDER'S RIGHTS. Upon the occurrence of any Event of Default, Lender may declare the entire unpaid balance on this Note and the indebtedness and all accrued unpaid interest immediately due, without notice (except that in the case of any Event of Default of the type described in the DEFAULT - Insolvency section herein, such acceleration shall be automatic and not at Lender's option), and then Borrower will pay that amount. Borrower shall be liable for any deficiency remaining after disposition of any collateral which Lender may choose to realize upon.

 ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

 GOVERNING LAW.   This Note will  be governed by,  construed and enforced  in
 accordance with federal law  and the laws  of the State  of Illinois.   This
 Note has been accepted by Lender in the State of Illinois.

 CHOICE OF  VENUE.   If there  is a  lawsuit, Borrower  agrees upon  Lender's
 request to submit to the jurisdiction of the courts of Winnebago County, State of Illinois.

 CONFESSION OF JUDGMENT. Borrower hereby irrevocably authorizes and empowers any attorney-at-law to appear in any court of record and to confess judgment against Borrower for the unpaid amount of this Note as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, attorneys' fees plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Note, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Borrower waives the right to any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by an court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Note have been paid in full. Borrower hereby waives and releases any and all claims or causes of action which Borrower might have against any attorney acting under the terms of authority which Borrower has granted herein arising out of or connected with the confession of judgment hereunder.

 DISHONORED ITEM  FEE.   Borrower will  pay  a fee  to  Lender of  $25.00  if
 Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

 RIGHT OF SETOFF. Borrower grants to Lender a security interest in, as well as a right of setoff against, and hereby assigns, conveys, delivers, pledges and transfers to Lender, as security for repayment of the Indebtedness, all Borrower's right, title and interest in and to all Borrower's accounts (whether checking, savings, or some other account) with Lender or any subsidiary or affiliate of BANK ONE CORPORATION (each hereinafter referred to as a "Lender Affiliate") and all other obligations at any time owing by Lender or any Lender Affiliate to Borrower. This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, without prior notice to Borrower and irrespective of (i) whether or not Lender has made any demand under this Note or the Related Documents or (ii) whether such Indebtedness is contingent, matured or unmatured, to the extent permitted by law, to collect, charge and/or setoff all sums owing on the Indebtedness against any and all such accounts and other obligations, and, at Lender's option, to administratively freeze or direct a Lender Affiliate to administratively freeze all such accounts and other obligations to allow Lender to protect Lender's security interest, collection, charge and setoff rights provided in this paragraph.

 COLLATERAL. Borrower acknowledges this Note is secured by security interest in and lien upon all collateral described in any Related Document.

 LATE CHARGES. In the "Late Charge" provision set forth above, the following language is hereby added after the word "greater": "up to the maximum amount of Two Hundred Fifty Dollars ($250.00) per late charge."

 FINANCIAL STATEMENTS.   Borrower shall  furnish Lender  with such  financial
 statements and other related information at such frequencies and in such detail as Lender may reasonably request.

 ENFORCEABILITY AND ORGANIZATION. Borrower is duly authorized to transact business in all states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Borrower's execution, delivery and performance of this Note and all the Related Documents have been duly authorized by all necessary action by Borrower. This Note and all the Related Documents constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms. If applicable, Borrower is an entity which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the state of its organization.

 INFORMATION WAIVER. Lender may provide, without any limitation whatsoever, to any one or more purchasers, potential purchasers, or affiliates of BANK ONE CORPORATION, any information or knowledge Lender may have about the undersigned or about any matter relating to this document and the Related Documents, and the undersigned hereby waives any right to privacy the undersigned may have with respect to such matters.

 INDEBTEDNESS. The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents, together with interest on such amounts as provided in this Note, and all obligations, debts and liabilities, plus interest thereon, of Borrower or any one or more of them to lender, as well as all claims by Lender against Borrower or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of this Note, whether voluntary or otherwise, whether due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated and whether Borrower may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise and whether recovery upon such amounts may be or hereafter become barred by any statute of limitations, and whether the obligation to repay such amounts may be or hereafter become otherwise unenforceable; and further includes, without limitation, all principal, interest, and other amounts, costs and expenses payable under the Related Documents, whether executed by the Borrower or by any other person or entity, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Related Documents, together with interest thereon as provided in the Related Documents.

 RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now existing or hereafter arising, executed in connection with the Indebtedness.

 LIABILITIES FOR OBLIGATIONS UNDER RELATED DOCUMENTS. Borrower also promises to pay to Lender all of the Indebtedness. Borrower acknowledges that some of the Related Documents, pursuant to which Indebtedness may arise, may be executed only by persons or entities other than the Borrower.

 PURPOSE. Borrower agrees that no advances under this Note shall be used for personal, family or household purposes and that all advances hereunder shall be used solely for business, commercial, agricultural or other similar purposes.

 ARBITRATION. Undersigned and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this document or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral or Property (as defined herein or in any Related Document) securing this Document shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to applicable law. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral or Property securing this document, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral or Property securing this document, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgement upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this document shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

 JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, THE RELATED DOCUMENTS, OR ANY RELATIONSHIP BETWEEN OR AMONG THE UNDERSIGNED AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING EVIDENCED BY THIS DOCUMENT AND THE RELATED DOCUMENTS.

 BORROWER'S ACKNOWLEDGEMENT AND AGREEMENT REGARDING AFFILIATE BANKS. Borrower may now or in the future have a borrowing relationship with Bank One, NA with its main office in Columbus, Ohio (the "Bank Affiliate"). Lender and Borrower intend that the terms, covenants, conditions, warranties and obligations of Borrower in only one agreement in the nature of a loan or credit agreement ("Loan Agreement") be applicable to the borrowing relationship of Borrower and Lender and of Borrower and the Bank Affiliate. Therefore, if Borrower executes a Loan Agreement with the Bank Affiliate, the Borrower agrees that the terms, covenants, conditions, warranties and obligations of Borrower contained in that Loan Agreement between Borrower and the Bank Affiliate shall also apply to this Note.

 RENEWAL AND EXTENSION. This Note is given in replacement, renewal and/or extension of, but not extinguishing the indebtedness evidenced by, the promissory note dated March 8, 1999 executed by Borrower, formerly known as Rockford Investors Partnership to Lender, in the original principal amount of $250,509.16, including previous renewals or modifications thereof, if any (the "Prior Note"), and is not a novation thereof. All interest evidenced by the Prior Note being replaced, renewed, and/or extended by this Note shall continue to be due and payable until paid. All Related Documents executed in relation to or as security for the Prior Note remain in full force and effect.

 GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of this Note. It is agreed that any payment which would otherwise for any reason be deemed unlawful interest under applicable law shall be deemed to have been applied to the unpaid principal balance of this Note, or to other Indebtedness. The unpaid balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. Unless specifically permitted otherwise by the terms and conditions of this Note, no alteration of or amendment to this Note shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of this Note, or the Related Documents or of any participation interest in this Note or Related Documents to one or more purchasers, whether related or unrelated to Lender. Borrower waives any and all notices of sale of this Note, the Related Documents or of any participation interests, as well as any notices of any repurchases of this Note, the Related Documents, or of any
 participation interests.   The  obligations under  this Note  are joint  and
 several.

 ILLINOIS INSURANCE NOTICE. Unless Borrower provides Lender with evidence of the insurance coverage required by Borrower's agreement with Lender, Lender may purchase insurance at Borrower's expense to protect Lender's interests in the collateral. This insurance may, but need not, protect Borrower's interests. The coverage that Lender purchases may not pay any claim that Borrower makes or any claim that is made against Borrower in connection with the collateral. Borrower may later cancel any insurance purchased by Lender, but only after providing Lender with evidence that Borrower has obtained insurance as required by their agreement. If Lender purchases insurance for the collateral, Borrower will be responsible for the costs of that insurance, including interest and any other charges Lender may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to Borrower's total outstanding balance or obligation. The costs of the insurance may be more than the cost of insurance Borrower may be able to obtain on Borrower's own.

 PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE.


 BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

 BORROWER:

 ABIDON, INC.


 By:                               By:
     -------------------------         -------------------------
     Howard P. Miller,                 Stanley D. Miller,
     President of Abidon, Inc.         Secretary of Abidon, Inc.

 RECORDATION REQUESTED BY:
    Bank One, Illinois, N.A.
    Rockford Business Banking
    LPO
    6000 East State Street
    Rockford, IL 61104

 WHEN RECORDED MAIL TO:
    Bank One
    Commercial Loan Servicing
    TX1-1405
    P.O. Box 901094
    Fort Worth, TX 76101-2094


                                                FOR RECORDER'S USE ONLY
 ----------------------------------------------------------------------------

 This Mortgage prepared by:

                     Crystal Binns
                     1111 Polaris Parkway 3M
                     Columbus, OH 43240

 ----------------------------------------------------------------------------

                                   MORTGAGE

 MAXIMUM LIEN. At no time shall the principal amount of Indebtedness secured by the Mortgage, not including sums advanced to protect the security of the Mortgage, exceed $111,827.58.

 THIS MORTGAGE dated December 11, 2001, is made and executed between Abidon, Inc., whose address is 5301 E. State Street, Rockford, IL 61108 (referred to below as "Grantor") and Bank One, Illinois, N.A., with a loan production office at Rockford Business Banking LPO, 6000 East State Street, Rockford, IL 61104 (referred to below as "Lender").

 GRANT OF MORTGAGE. For valuable consideration, Grantor mortgages and warrants to Lender all of Grantor's right, title, and interest, whether existing or hereafter acquired, in and to the following described real property, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all easements, rights of way, streets, roads, alleys and public places, privileges and appurtenances, public or private, now or hereafter used in connection with the Property; all rights to make divisions of the land that are exempt from the platting requirements of all applicable land division and/or platting acts, as amended from time to time; all water, water rights, watercourses and ditch rights (including stock in utilities with ditch or irrigation rights); all Personal Property; all licenses, contracts, permits and agreements required or used in connection with the ownership, operation or maintenance of the Property; all insurance proceeds; all awards, including interest, made to Grantor for any taking by eminent domain of the Property; all existing and future leases, subleases, licenses and other agreements for the use and/or occupancy of the Property, oral or written, including all extensions, renewals, replacements and holdovers; all Rents from the Property; and all other rights, royalties, and profits relating to the real property, including, without limitation, all minerals, oil, gas, geothermal and similar matters (the "Real Property") located in Winnebago County, State of Illinois:

    See Exhibit "A", which is attached to this Mortgage and made a part of this Mortgage as if fully set forth herein.

 The Real Property or its address is  commonly known as 5411 E. State  Street
 and  188  Orchard  Avenue,  Rockford,  IL  61108.   The  Real  Property  tax
 identification number is 12-28-127-004 and 12-28-127-005.

 CROSS-COLLATERALIZATION. In addition to the Note, this Mortgage secures all obligations, debts and liabilities, plus interest thereon, of Grantor to Lender, or any one or more of them, as well as all claims by Lender against Grantor or any one or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated and whether Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise.

 Grantor unconditionally, irrevocably and presently assigns, grants, conveys and sets over to Lender all of Grantor's right, title and interest in and to all present and future leases, subleases, licenses and other agreements for the use and/or occupancy of the Property, oral or written, including all extensions, renewals, replacements and holdovers (collectively, the "Leases") and all Rents from the Property. In addition, Grantor grants to Lender a Uniform Commercial Code security interest in the Personal Property and the Rents.

 This Mortgage, including the assignment of Leases and Rents and the security interest in the Rents and Personal Property, is given to secure (A) payment of the Indebtedness and (B) performance of any and all covenants and obligations under the Note, the Related Documents, and this Mortgage.

 THIS MORTGAGE IS GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

 PAYMENT AND PERFORMANCE. Except as otherwise provided in this Mortgage, Grantor shall pay to Lender all amounts secured by this Mortgage as they become due and shall strictly perform all of Grantor's obligations under this Mortgage.

 POSSESSION AND MAINTENANCE OF THE PROPERTY.   Grantor agrees that  Grantor's
 possession and use of the Property shall be governed by the following provisions:

    Duty to  Maintain.   Grantor shall  maintain the  Property in  tenantable
    condition  and   promptly   perform  all   repairs,   replacements,   and
    maintenance necessary to preserve its value.

    Compliance With Environmental Laws. Grantor represents and warrants to Lender that: (1) during the period of Grantor's ownership of the Property, there has been no generation, manufacture, treatment, refinement, transportation, disposal, release or threatened release of any Hazardous Substances by any person on, under, about or from the Property; (2) Grantor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing, (a) any breach or violation of any Environmental Laws, (b) any generation, manufacture, treatment, refinement, transportation, disposal, release or threatened release of any Hazardous Substances on, under, about or from the Property by any prior owners or occupants of the Property or (c) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (3) except as previously disclosed to and acknowledged by Lender in writing,
    (a) neither Grantor nor any tenant, contractor, agent or other authorized user of the Property (an "occupant") shall use, generate, manufacture, store, treat, refine, transport, dispose of or release any Hazardous Substances on, under, about or from the Property or (b) if any such activity occurs, any such activity shall be conducted in compliance with all applicable federal, state and local laws, regulations and ordinances, including, without limitation, all Environmental Laws. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Property for Hazardous Substances.

    Grantor and any occupants at the Property shall exercise extreme care in handling Hazardous Substances and, if Grantor or any occupant uses or encounters any Hazardous Substances at the Property, Grantor shall, at its own cost and expense, in addition to complying with all applicable federal, state and local laws, regulations and ordinances, including, without limitation, all Environmental Laws, undertake any and all preventive, investigatory or remedial action (including emergency response, removal, containment and other remedial action) necessary to prevent or minimize (a) property damage (including damage to Grantor's or any occupant's own property), (b) personal injury, (c) damage to the environment or (d) the threat of any such damage or injury, in each case, by reason of any release of or exposure to any Hazardous Substances at the Property or the operations of Grantor of any occupant at the Property.

    Grantor authorizes Lender and its agents to enter upon the Property to make such inspections and tests, at Grantor's expense, as Lender may deem appropriate to determine compliance of the Property with this section of this Mortgage. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Grantor or to any other person. if, pursuant to the section set forth below regarding expenditures by Lender, Lender performs any of the actions required of Grantor under this section of the Mortgage, Lender shall not, by reason of such performance, be deemed to be assuming any responsibility of Grantor under any Environmental Law or to any third party.

    Grantor shall immediately notify Lender upon becoming aware of any of the following: (a) any spill, release or disposal of any Hazardous Substances at the Property or in connection with any of operations at the Property, if such spill, release or disposal must be reported to any governmental authority under applicable Environmental Laws; (b) any contamination, or imminent threat of contamination, of the Property by any Hazardous Substances or any violation of Environmental Laws in connection with the Property or any operations conducted at the Property; (c) any order, notice of violation, fine, penalty or other similar action by any governmental authority relating to Hazardous Substances, Environmental Laws, the Property or the operations conducted at the Property; (d) any judicial or administrative investigation or proceeding relating to Hazardous Substances, Environmental Laws, the Property or the operations conducted at the Property; (e) any matters relating to Hazardous Substances or Environmental Laws that would give a reasonably prudent lender cause to be concerned that the value of Lender's security interest in the Property may be reduced or threatened or that may impair, or threaten to impair, Grantor's ability to perform any of its obligations under this Mortgage when such performance is due. Grantor shall deliver to Lender, at Lender's request, copies of any and all documents in Grantor's possession (or to which it has access) relating to Hazardous Substances, Environmental Laws, the Property or the operations conducted at the Property, including, without limitation, the results of laboratory analyses, site assessments or studies, environmental audit reports and other consultants' studies and reports.

    Grantor hereby: (1)  releases and waives  any future  claims against  any
    Indemnified Person (as defined in the Indemnity provision in the MISCELLANEOUS PROVISIONS section below) for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws; and (2) agrees to indemnify and hold harmless each Indemnified person against any and all obligations, actions, judgments, suits, claims, losses, liabilities, damages, penalties, disbursements, costs and expenses, of any kind or nature, which any Indemnified Person may directly or indirectly sustain or suffer resulting from, relating to, arising out of or arising as a consequence of (a) any breach of this section of the Mortgage, (b) any use, generation, manufacture, storage, treatment, refinement, transportation, disposal, release or threatened release of any Hazardous Substances occurring during or prior to
    Grantor's ownership of the Property, whether or not the same was or should have been know to Grantor, (c) any investigatory or remedial action involving the Property, the operations conducted at the Property or any other operations of Grantor or any occupant at the Property that is required by any Environmental Laws and (d) the contamination of the Property by any Hazardous Substances, by any means whatsoever (including, without limitation, any migration of any Hazardous Substance onto the Property, present or future).

    The provisions of this section of the Mortgage, including the obligation to indemnify, shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Mortgage and shall not be affected by Lender's or any Indemnified person's acquisition of any interest in the Property, whether by foreclosure or otherwise.

    Nuisance, Waste. Grantor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Without limiting the generality of the foregoing, Grantor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), coal, clay, scoria, soil, gravel or rock products without Lender's prior written consent.

    Removal of Improvements. Grantor shall not demolish or remove any Improvements from the Real Property without Lender's prior written consent. As a condition to the removal of any Improvements, Lender may require Grantor to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.

    Lender's Right to Enter. Lender and Lender's agents and representatives may enter upon the Real property at all reasonable times to attend to Lender's interests and to inspect the Real Property for purposes of Grantor's compliance with the terms and conditions of this Mortgage.

    Compliance with Governmental Requirements. Grantor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property, including without limitation, the Americans with Disabilities Act. Grantor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Grantor has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Property are not jeopardized. Lender may require Grantor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

    Duty to Protect. Grantor agrees neither to abandon nor leave unattended the Property. Grantor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

 DUE ON SALE _ CONSENT BY LENDER. Lender may, at Lender's option, declare immediately due and payable all sums secured by this Mortgage upon the sale or transfer, without Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest in the Real Property; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of an interest in the Real Property. If any Grantor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of such Grantor. However, this option shall not be exercised by Lender if such exercise is prohibited by federal law or by Illinois law.

 TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are part of this Mortgage:

    Payment. Grantor shall pay when due (and in all events prior to delinquency) all taxes, payroll taxes, special taxes, assessments, water charges and sewer service charges levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Grantor shall maintain the Property free of any liens having priority over or equal to the interest of Lender under this Mortgage, except for those liens specifically agreed to in writing by Lender, and except for the lien of taxes and assessments not due as further specified in the Right to Contest paragraph.

    Right to Contest. Grantor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Grantor shall within fifteen (15) days after the lien arises, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorneys' fees, or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Grantor shall defend itself and Lender shall satisfy any adverse judgement before enforcement against the Property. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

    Evidence of Payment. Grantor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

    Notice of Construction.   Grantor shall  notify Lender  at least  fifteen
    (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, materialmen's lien, or other lien could be asserted on account of the work, services or materials. Grantor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Grantor can and will pay the cost of such improvements.

 PROPERTY DAMAGE INSURANCE.   The following  provisions relating to  insuring
 the Property are a part of this Mortgage:

    Maintenance of Insurance. Grantor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all Improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. Grantor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with Lender being named as additional insureds in such liability insurance policies. Additionally, Grantor shall maintain such other insurance, including but not limited to hazard, business interruption and boiler insurance as Lender may require. Policies shall be written by such insurance companies and in such form as may be reasonably acceptable to Lender. Grantor shall deliver to Lender certificates of coverage from each insurer containing a stipulation that coverage will not be cancelled or diminished without a minimum of thirty (30) day's prior written notice to Lender and not containing any disclaimer of the insurer's liability for failure to give such notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of grantor or any other person. Should the Real Property be located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance, if available, after notice is given by Lender that the Property is located in a special flood hazard area, for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Programs, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

    Application of Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Property. Lender may make proof of loss if
    Grantor fails to do so within fifteen (15) days of the casualty. Whether or not Lender's security is impaired, Lender may, at Lender's election, receive and retain the proceeds of any insurance and apply the proceeds to the reduction of the Indebtedness, payment of any lien affecting the Property, or the restoration and repair of the Property. If Lender elects to apply the proceeds to restoration and repair, grantor shall repair or replace the damaged or destroyed Improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration so long as no Event of Default exists. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under the Mortgage, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the Indebtedness. If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Grantor as Grantor's interests may appear.

    Unexpired Insurance at Sale. Any unexpired insurance shall inure to the benefit of, and pass to, the purchaser of the Property covered by this Mortgage at any trustee's sale or other sale held under the provisions of this Mortgage, or at any foreclosure sale of such Property.

 LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Property or if Grantor fails to comply with any provision of this Mortgage or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Mortgage or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any actin that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Property and paying all costs for insuring, maintaining and preserving the Property. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand, (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy, (2) the remaining term of the Note, or (3) be treated as a balloon payment which will be due and payable at the Note's maturity. The Property also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of any Event of Default. Any such action by Lender shall not be construed as curing any Event of Default so as to bar Lender from any remedy that Lender otherwise would have had.

 WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Mortgage:

    Title.  Grantor  warrants that:   (a) Grantor holds  good and  marketable
    title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Mortgage, and (b) Grantor has the full right, power, and authority to execute and deliver this Mortgage to Lender.

    Defense of Title. Subject to the exception in the paragraph above, Grantor warrants and will forever defend the title to the Property against the claims of all persons. In the event any action or proceeding is commenced that questions Grantor's title or the interest of Lender under this Mortgage, Grantor shall defend the action at Grantor's expense. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Grantor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

    Compliance with Laws.  Grantor  warrants that the Property and  Grantor's
    use  of  the  Property  complies  with  all  existing  applicable   laws,
    ordinances, and regulations of governmental authorities.

    No Other Liens. Grantor will not, without the prior written consent of Lender, create, place, or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual (except for liens for ad valorem taxes on the Real Property which are not delinquent), security interest, encumbrance or charge, against or covering the Property, or any part thereof, other than as permitted in this Mortgage, regardless of whether the same are expressly or otherwise subordinate to the liens and security interests created by this Mortgage.

    Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Mortgage shall survive the execution and delivery of this Mortgage, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.

 CONDEMNATION. The following provisions relating to condemnation proceedings are a part of this Mortgage:

    Proceedings. If any proceeding in condemnation is filed, Grantor shall promptly notify Lender in writing, and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice, and Grantor will deliver or cause to be delivered to Lender such instruments and documentation as may be requested by Lender from time to time to permit such participation.

    Application of Net Proceeds. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, lender may at its election require that all or any portion of the net proceeds of the award be applied to the
    Indebtedness or the repair or restoration of the Property. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by Lender in connection with the condemnation.

 IMPOSITION OF  TAXES, FEES  AND CHARGES  BY GOVERNMENTAL  AUTHORITIES.   The
 following provisions relating to governmental taxes, fees and charges are a part of this Mortgage:

    Current Taxes, Fees and Charges. Upon request by Lender, Grantor shall execute such documents in addition to this Mortgage and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property. Grantor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Mortgage, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Mortgage.

    Taxes. The following shall constitute taxes to which this section applies: (1) a specific tax upon this type of Mortgage or upon all or any part of the Indebtedness secured by this Mortgage; (2) a specific tax on Grantor which Grantor is authorized or required to deduct from payments on the Indebtedness secured by this type of Mortgage; (3) a tax on this type of Mortgage chargeable against the Lender or the holder of the Note; and (4) a specific tax on all or any portion of the Indebtedness or on payments of principal and interest made by Grantor.

    Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Mortgage, this event shall have the same effect as an Event of Default, and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Grantor either (1) pays the tax before it becomes delinquent, or (2) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

 ASSIGNMENT OF RENTS AND LEASES.   The following provisions relating to  this
 Mortgage as an assignment of Rents and Leases are a part of this Mortgage:

    License to Grantor. Unless and until Lender exercises its right to collect the Rents as provided below, and so long as no Event of Default exists, Grantor shall have a license to (a) remain in possession and control of the Property, (b) operate and manage the Property and (c) collect the Rents; provided that the granting of such license shall not constitute Lender's consent to the use of cash collateral in any bankruptcy proceedings. The foregoing license shall automatically and immediately terminate, without notice to Grantor, upon the occurrence of any Event of Default. After the occurrence of any Event of Default, Lender may exercise any of the rights and remedies set forth below and/or elsewhere in this Mortgage. Any Rents that are collected by Grantor after the occurrence of any Event of Default shall be held in trust for the benefit of lender.

    Grantor's Representations, Warranties and Covenants. Grantor represents, warrants and covenants that: (a) Grantor has good title to the Leases and is entitled to receive the Rents, in each case, free and clear of all rights, loans, liens, encumbrances, and claims, except as disclosed to and accepted by Lender in writing; (b) Grantor has the full right, power and authority to assign and convey the Leases and Rents to Lender; (c) Grantor has not previously assigned or conveyed the Leases and/or Rents to any other person or entity by any instrument now in force; (d) Grantor will not sell, assign, encumber, or otherwise dispose of any of Grantor's rights in the Leases and/or the Rents; (e) Grantor will fulfill and perform its obligations under all Leases and will give Lender prompt notice of any default in the performance of the terms of any of the Leases by either Grantor or any tenant, together with copies of all notices sent to or received by Grantor in connection with any Lease; (f) Grantor will enforce the tenant's obligations under the Leases; (g) Grantor will not, in any way, enter into any new Lease, amend, assign, cancel, or terminate any Lease, accept a surrender of any Lease or any leased premises, accept any payment of Rent more than one month in advance or waive, release, discharge or compromise any Rent or any of the obligations of the tenants under any of the Leases, in each case, without the prior written consent of Lender; (h) Grantor will appear in and defend or prosecute any action growing out of any Lease, at Grantor's cost and expense; (i) there is no present default by any tenant under any Lease; (j) all existing Leases are in full force and effect and unmodified; (k) to the best of Grantor's knowledge, no person or entity other than authorized tenants is in possession of all or any part of the Property; (l) Grantor will provide copies of any and all Leases and Lease amendments, and all records relating thereto, to Lender upon Lender's request.

    Lender's Right to Receive and Collect Rents. Subject to the license granted to Grantor above, Lender shall have the right, at any time from and after the occurrence of any Event of Default, to collect and receive the Rents. For this purpose, Lender is hereby given and granted the following rights, powers, and authority: (a) Lender may send notices to any and all tenants of the Property advising them of this assignment and directing all Rents to be paid directly to Lender or Lender's agent; (b) Lender may (i) enter upon and take possession of the Property, (ii) demand, collect and receive from the tenants (or from any other persons liable therefor) all of the Rents of the Property, (iii) institute and carry on all legal proceedings necessary for the protection of the Property, including such proceedings as may be necessary to recover possession of the Property and collect the Rents, (iv) remove any tenant or other persons from the Property, (v) enter upon the Property to maintain the Property and keep the same in repair, and pay the costs therefor and of all services of all employees, including their equipment, and of all continuing costs and expenses of maintaining the Property in proper repair and condition and (vi) pay all taxes assessments and water utilities and the premiums on fire and other insurance effected on the Property; (c) Lender may do any and all things necessary or advisable to execute and comply with all applicable laws, rules, orders, ordinances and requirements of all governmental agencies;
    (d) Lender may (i) rent or lease the whole or any part of the Property for such term or terms and on such conditions as Lender may deem appropriate and (ii) modify, terminate or accept the surrender of any Leases and/or waive , release, discharge or compromise any Rent or any obligations of any of the tenants under the Leases; (e) Lender may make any payment including necessary costs, expenses and reasonable attorney fees, or perform any action required of Grantor under any Lease, without releasing Grantor from the obligation to do so and without notice to or demand on Grantor; (f) Lender may engage such agent or agents as Lender may deem appropriate, either in Lender's name or in Grantor's name, to rent and manage the Property, including the collection and application of Rents; and (g) Lender may do all such other things and acts with respect to the Property, the Leases and the Rents as lender may deem appropriate and may act exclusively and solely in the place and stead of Grantor. Lender has all of the powers of Grantor for the purposes stated above. Lender shall not be required to do any of the foregoing acts or things and the fact that Lender shall have performed one or more of the foregoing acts or things shall not require Lender to do any other specific act or thing. The foregoing rights and remedies of Lender are in addition to and not in limitation of the rights and remedies of Lender under the RIGHTS AND REMEDIES UPON DEFAULT section of this Mortgage, including the rights and remedies set forth in the "Collect Rents" provision, all of which rights and remedies are incorporated into this ASSIGNMENT OF RENTS section.

    Application of Rents. Any Rents received by Lender shall be applied against the Indebtedness (including Lender's costs and expenses) in such order or manner as Lender shall elect in its sole discretion.

    Right to Rely. Grantor hereby irrevocably authorizes and directs the tenants under the Leases to pay Rents to Lender upon written demand by Lender, without further consent of Grantor. The tenants may rely upon any written statement delivered by Lender to the tenants. Any such payment to Lender shall constitute payment to Grantor under the Leases. The provisions of this paragraph are intended solely for the benefit of the tenants and shall never inure to the benefit of Grantor or any person claiming through or under Grantor, other than a tenant who has not received such notice. The assignment of Rents and Leases set forth herein is not contingent upon any notice or demand by Lender to the tenants.

    Lender in Possession. Lender's acceptance of this Mortgage shall not, prior to entry upon and taking possession of the Property by Lender, be deemed to constitute Lender a "mortgagee in possession," nor obligate Lender to: (a) appear in or defend any proceedings relating to any of the Leases, the Rents or to the Property; (b) take any action hereunder;
    (c) expend any money, incur any expenses or perform any obligations or liability under the Leases; or (d) assume any obligation for any deposits delivered to Grantor by any tenant and not delivered to Lender. Lender shall not be liable for any injury or damage to any person or property in or about the Property. Grantor indemnifies Lender and holds it harmless from all liability or damages which Lender may incur under any Lease and from all claims and demands which may be asserted against Lender by reason of any alleged obligation on its part to perform any term of any Lease.

 SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Mortgage as a security agreement are a part of this Mortgage:

    Security Agreement. This instrument shall constitute a Security Agreement to the extent any of the Property constitutes fixtures, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

    Security Interest. Upon request by Lender, Grantor shall execute financial statements and take whatever other action is requested by Lender to perfect and continue Lender's security interest in the Rents and Personal Property. In addition to recording this Mortgage in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Mortgage as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon the occurrence of any Event of Default, Grantor shall assemble the Personal Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender.

    Addresses. The mailing addresses of Grantor (debtor) and Lender (secured party) from which information concerning the security interest granted by this Mortgage may be obtained (each as required by the Uniform Commercial Code) are as stated on the first page of this Mortgage.

 FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Mortgage:

    Further Assurances. At any time, and from time to time, upon request of Lender, Grantor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such time and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (1) Grantor's obligations under the Note, this Mortgage, and the Related Documents, and (2) the liens and security interests created by this Mortgage on the Property, whether now owned or hereafter acquired by Grantor. Unless prohibited by law or Lender agrees to the contrary in writing, Grantor shall reimburse Lender for all costs and expenses incurred in connection with the matters referred to in this paragraph.

    Attorney-in-Fact. If Grantor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Grantor and at Grantor's expense. For such purposes, Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.

 FULL PERFORMANCE. If Grantor pays all the Indebtedness when due, and otherwise performs all the obligations imposed upon Grantor under this Mortgage, Lender shall execute and deliver to Grantor a suitable satisfaction of this Mortgage and suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Personal Property. Grantor will pay, if permitted by applicable law, any reasonable termination fee as determined by Lender from time to time.

 REINSTATEMENT OF SECURITY INTEREST. If payment is made by Grantor, whether voluntarily or otherwise, or by guarantor or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment (A) to Grantor's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors,
 (B) by reason of any judgment, decree or order of any court or administrative body having jurisdiction over Lender or any of Lender's property, or (C) by reason of any settlement or compromise of any claim made by Lender with any claimant (including without limitation Grantor), the Indebtedness shall be considered unpaid for the purpose of enforcement of this Mortgage and this Mortgage shall continue to be effective or shall be reinstated, as the case may be, notwithstanding any cancellation of this Mortgage or of any note or other instrument or agreement evidencing the Indebtedness and the Property will continue to secure the amount repaid or recovered to the same extent as if that amount never had been originally received by Lender, and Grantor shall be bound by any judgement, decree, order, settlement or compromise relating to the Indebtedness or to this Mortgage.

 EVENTS OF  DEFAULT.   Each  of  the  following, at  Lender's  option,  shall
 constitute an Event of Default under this Mortgage:

    Payment Default. Grantor fails to make any payment when due under the Indebtedness.

    Default on Other Payments. Failure of Grantor within the time required by this Mortgage to make any payment for taxes or insurance, or any other payment necessary to prevent filing of or to effect discharge of any lien.

    Other Defaults. Grantor fails to comply with or to pay or perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to pay or perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor or between Grantor and any affiliate of BANK ONE CORPORATION.

    False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Mortgage, the Note, or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

    Defective Collateralization. This Mortgage or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

    Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout , or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

    Creditor or Forfeiture Proceedings. Commencement of foreclosure, replevin, repossession, attachment, levy, execution, or forfeiture proceedings, whether by judicial proceeding, self-help, or any other method, by any creditor of Grantor, or by any governmental agency against the Collateral or any other assets of Grantor. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives
    Lender written  notice  of  the creditor  or  forfeiture  proceeding  and deposits with Lender monies or surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

    Breach of Other Agreement. Any breach by Grantor under the terms of any other agreement between Grantor and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Grantor to Lender, whether existing now or later.

    Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

    Events Affecting Guarantor. Any of the preceding Events of Default occurs with respect to any guarantor of the Indebtedness as if the word "guarantor" were substituted for the world "Grantor" in such Event of Default, or any guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the Indebtedness.

    Insecurity.  Lender in good faith believes itself insecure.

 RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default and at any time thereafter, Lender, at Lender's option, may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

    Accelerate Indebtedness. Lender shall have the right at its option to without notice to Grantor to declare the entire Indebtedness immediately due and payable, including any prepayment penalty which Grantor would be required to pay.

    UCC Remedies. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

    Collect Rents. Lender shall have the right, without notice to Grantor, to take possession of the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

    Mortgagee in Possession.   Lender shall  have the right  to be placed  as
    mortgagee in possession or to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The mortgagee in possession or receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

    Judicial Foreclosure.   Lender may obtain  a judicial decree  foreclosing
    Grantor's interest in all or any part of the Property.

    Deficiency Judgment. If permitted by law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this section.

    Other Remedies. Lender shall have al other rights and remedies provided in this Mortgage or the Note or available at law or in equity.

    Sale of the Property. To the extent permitted by applicable law, Grantor hereby waives any and all right to have the Property marshalled. In exercising its rights and remedies, Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.

    Notice of Sale. Lender shall give Grantor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall mean notice given at least ten (10) days before the time of the sale or disposition.

    Election of Remedies. Election by Lender to pursue any remedy will not bar any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Mortgage, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies. Nothing under this Mortgage or otherwise shall be construed so as to limit or restrict the rights and remedies available to Lender following an Event of Default, or in any way to limit or restrict the rights and ability of Lender to proceed directly against Grantor and/or against any other co-maker, guarantor, surety or endorser and/or to proceed against any other collateral directly or indirectly securing the Indebtedness.

    Attorneys' Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Mortgage, Lender shall be entitled to recover such sum as the court may adjudge reasonable attorneys' fees at trial and upon any appeal. Whether or not any court action in involved, and to the extent not prohibited by law, all reasonable expenses Lender incurs that in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of the expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees and
    Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees and expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, and appraisal fees and title insurance, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.

 NOTICES. Any notice required to be given under this Mortgage, including without limitation any notice of default and any notice of sale shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Mortgage. All copies of notices of foreclosure from the holder of any lien which has priority over this Mortgage shall be sent to Lender's address, as shown near the beginning of this Mortgage. Any party may change its address for notices under this Mortgage by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

 ARBITRATION. Undersigned and Lender agree that all disputes, claims and controversies between them whether individual, joint, or class in nature, arising from this document or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association in effect at the time the claim is filed, upon request of either party. No act to take or dispose of any Collateral or Property (as defined herein or in any Related Document) securing this document shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising nay rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to applicable law. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral or Property securing this document, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral or Property securing this document, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this document shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

 JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT, THE RELATED DOCUMENTS, OR ANY RELATIONSHIP BETWEEN OR AMONG THE UNDERSIGNED AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING EVIDENCED BY THIS DOCUMENT AND THE RELATED DOCUMENTS.

 MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Mortgage:

    Amendments. This Mortgage, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Mortgage. No alteration of or amendment to this Mortgage shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

    Annual Reports. If the Property is used for purposes other than Grantor's residence, Grantor shall furnish to Lender, upon request, a certified statement of net operating income received from the Property during Grantor's previous fiscal yea in such form and detail as Lender shall require. "Net operating income" shall mean all cash receipts from the Property less all cash expenditures made in connection with the operation of the Property.

    Caption Headings. Caption headings in this Mortgage are for convenience purposes only and are not to be used to interpret or define the provisions of this Mortgage.

    Governing Law. This Mortgage will be governed by, construed and enforced in accordance with federal law and the laws of the State of Illinois. This Mortgage has been accepted by Lender in the State of Illinois.

    Choice of Venue.   If there  is a lawsuit,  Grantor agrees upon  Lender's
    request to submit to the jurisdiction of the courts of Winnebago County, State of Illinois.

    No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Mortgage unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Mortgage shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Mortgage. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Mortgage, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

    Indemnity. Grantor hereby agrees to indemnify, defend and hold harmless Lender, and its officers, directors, employees, agents and representatives (each an "Indemnified Person"), from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by or asserted against any Indemnified Person (whether or not caused by an Indemnified Person's sole, concurrent or contributory negligence) arising in connection with the Related Documents, the Indebtedness or the Property (including, without limitation, the enforcement of the Related Documents and the defense of any Indemnified Person's action and/or inaction in connection with the Related Documents), except to the limited extent that the Claims against the Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. This indemnification provided for in this section shall survive the termination of this Mortgage and shall extend and continue to benefit each individual or entity who is, becomes or has any time been an Indemnified Person hereunder.

    Information Waiver. Lender may provide, without any limitation whatsoever, to any one or more purchasers, potential purchasers, or affiliates of BANK ONE CORPORATION, any information or knowledge Lender may have about Grantor or about any matter relating to this Mortgage and Grantor hereby waives any right to privacy Grantor may have with respect to such matters.

    Severability. If a court of competent jurisdiction finds any provision of this Mortgage to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it become legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Mortgage. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Mortgage shall not affect the legality, validity or enforceability of any other provision of this Mortgage.

    Merger. There shall be no merger of the interest or estate created by this Mortgage with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

    Successors and Assigns. Subject to any limitations stated in this Mortgage on transfer of Grantor's interest, this Mortgage shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Mortgage and the Indebtedness by way of forbearance or extension without releasing
    Grantor from the obligations of this Mortgage or liability under the Indebtedness.

    Time is of the Essence. Time is of the essence in the performance of this Mortgage.

    Waiver of Homestead Exemption.   Grantor hereby  releases and waives  all
    rights and benefits of the homestead exemption laws of the State of Illinois as to all Indebtedness secured by this Mortgage.

    Waiver of Right of Redemption. NOTWITHSTANDING ANY OF THE PROVISIONS TO THE CONTRARY CONTAINED IN THIS MORTGAGE, GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED UNDER 735 ILCS 5/15-1601(b) OR ANY SIMILAR LAW EXISTING AFTER THE DATE OF THIS MORTGAGE, ANY AND ALL RIGHTS OF REDEMPTION ON GRANTOR'S BEHALF AND ON BEHALF OF ANY OTHER PERSONS PERMITTED TO REDEEM THE PROPERTY.

 DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Mortgage. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular as the context may require. Words and terms not otherwise defined in this Mortgage shall have the meanings attributed to such terms in the Uniform Commercial Code to the extent that this Mortgage encumbers Personal Property that is governed by the Illinois Uniform Commercial Code:

    Borrower. The word "Borrower" means Abidon, Inc., and all other persons and entities signing the Note in whatever capacity.

    Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

    Event of Default. The words "Event of Default" mean any of the Events of Default set forth in this Mortgage in the Events of Default section of this Mortgage.

    Grantor.  The word "Grantor" means Abidon, Inc.

    Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

    Improvements. The word "Improvements" means all existing and future improvements, buildings, structures, mobile homes affixed on the Real Property, facilities, additions, replacements and other construction on the Real Property.

    Indebtedness. The word "Indebtedness" means all principal, interest, and other amounts, costs and expenses payable under the Note or Related Documents, together with all renewals of, extensions of, modifications of, consolidations of and substitutions for the Note or Related Documents and any amounts expended or advanced by Lender to discharge Grantor's obligations or expenses incurred by Lender to enforce Grantor's obligations under this Mortgage, together with interest on such amounts as provided in this Mortgage. In addition, and without limitation, the term "Indebtedness" includes all amounts identified in the Cross-Collateralization paragraph of this Mortgage. However, the term "Indebtedness" is subject to the limitations identified in the Maximum Lien paragraph of this Mortgage.

    Lender.    The  word  "Lender"  means  Bank  One,  Illinois,  N.A.,   its
    successors and assigns.

    Mortgage. The word "Mortgage" means this Mortgage between Grantor and Lender.

    Note. The word "Note" means the promissory note executed by the Borrower to the Lender in the original principal amount of $111,827.58, dated December 11, 2001, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for such Note.

    Personal Property. The words "Personal Property" mean all equipment, fixtures, and other articles of personal property now or hereafter owned by Grantor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

    Property. The word "Property" means collectively the Real Property and the Personal Property.

    Real Property.    The  words "Real  Property"  mean  the  real  property,
    interests and rights, as further described in this Mortgage.

    Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

    Rents. The word "Rents" means all present and future rents, revenues, income, issues, royalties, profits, bonuses, accounts receivable, cash, security deposits, advance rentals, and other payments and/or benefits, of every kind and nature, derived from the Property, including Grantor's right to enforce the Leases and to receive and collect payments and proceeds under the Leases.


 GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MORTGAGE, AND GRANTOR AGREES TO ITS TERMS.

 GRANTOR:

 ABIDON, INC.

 By:
     ------------------------------
     Howard P. Miller, President of
     Abidon, Inc.


 By:
     -------------------------------
     Stanley D. Miller, Secretary of
     Abidon, Inc.

 EXHIBIT "A" which is attached to this Mortgage and made a part of this Mortgage as if fully set forth herein.

 Parcel I
 Lot One (1) as designated upon the Plat of Rockford Investors Subdivision, being a part of the Northwest Quarter of Section 28, Township 44 North, Range 2 East of the Third Principal Meridian, the Plat of which is recorded in Book 37 of Plats on Page 137B; situated in the County of Winnebago and State of Illinois.

 Parcel II
 Part of the Northwest Quarter (1/4) OF Section Twenty-eight (28), Township Forty-four (44) North, Range Two (2) East of the Third (3rd) Principal Meridian bounded and described as follows, to-wit: Commencing at the Northwest corner of State View Subdivision, being a subdivision of part of the North Half (1/2) of said Section twenty-eight (28), the plat of which is recorded in Book 31 of Plats on page 92 in the Recorder's Office of Winnebago County, State of Illinois; thence South 0 degrees 0'0" East, Four Hundred Seventy-five and Thirty Hundredths (475.30) feet along the West line of said State View Subdivision to the North line of the Plat of Hy-Kit Wendy Acres, being a subdivision of part of the North Half (1/2) of said Section Twenty-eight (28) , the plat of which is recorded in said Recorder's Office; thence Westerly and Southerly along the Northerly and Westerly courses and distances of said Plat of Hy-Kit Wendy Acres, to the Northwest corner of Lot 5 as designated upon said Plat of Hy-Kit- Wendy Acres; thence North 0 degrees 0'0" East, Five Hundred Nine and Twenty-six Hundredths (509.26) feet along the West line of said plat of Hy-Kit Wendy Acres extended, to the Southerly line of the premises conveyed by Wilma C. Nichols et al to the State of Illinois, recorded in Book 1156 of Deeds on page 493 in said Recorder's Office; thence North 75 degrees 54' 40" East, Three Hundred Seventy-three and forty-four Hundredths (373.44) feet along said Southerly line to the place of beginning; situated in the County of Winnebago and State of Illinois. EXCEPTING THEREFROM the following described real estate:
 Lot One (1) as designated upon the Plat of Rockford Investors Subdivision, being a part of the Northwest Quarter of Section 28, Township 44 North, Range 2 East of the Third Principal Meridian, the plat of which is recorded in Book 37 of Plats on Page 137B; situated in the County of Winnebago and State of Illinois.